                                                              EXHIBIT 16(a)(iv)


                         EMERGING MARKETS INCOME FUND
                          30 DAY SEC YIELD WORKSHEET
                       FOR PERIOD ENDING JUNE 30, 1995

Class A Shares
        Formula                 Total Income       -        Total Expenses              6
   Class A Shares [(((( ________________________  ___  _________________________ ) + 1)  ) - 1) * 2)] = SEC Yield
                        Average Dividend Shares    x     Public Offering Price



                                $56,316.75         -          $10,782.85                6
   Class A Shares [(((( ________________________  ___  _________________________ ) + 1)  ) - 1) * 2)] = 9.84%
                               420,100,000         x            $13.48

                                               Waived Expense Adjustment (9.84% - 9.52%)                0.32%
                                                                                                     ===========


Class B Shares
        Formula

        Class A Share Yield + Sales Charge Effect - Expense Differential

        Class A Share Yield                                                             9.84%
        + Sales Charge Effect (Maximum Sales Charge x Class A Share SEC Yield)
        4.75% x 9.84%                                                                    .47%
        - Expense Differential between Class A Shares and Class B Shares                 .82%
                                                                                        -----
        Class B Share SEC Yield                                                         9.49%
                                                                                        =====

        - Waived Expense Adjustment                                                      .32%
                                                                                        -----
        Class B Share SEC Yield (Without Expense Waiver)                                9.17%
                                                                                        =====



Class C Shares
        Formula

        Class A Share Yield + Sales Charge Effect - Effect Differential

        Class A Share Yield                                                             9.84%
        + Sales Charge Effect (Maximum Sales Charge x Class A Share SEC Yield)
        4.75% x 9.84%                                                                    .47%
        - Expense Differential between Class A Shares and Class C Shares                 .82%
                                                                                        -----
        Class C Share SEC Yield                                                         9.49%
                                                                                        =====

        - Waived Expense Adjustment                                                      .32%
                                                                                        -----
        Class C Share SEC Yield (Without Expense Waiver)                                9.17%
                                                                                        =====


                         EMERGING MARKETS INCOME FUND
                       CALCULATION OF DISTRIBUTION RATE
                          PERIOD ENDED JUNE 30, 1995


                       Current Annual Income Per Share

                            Current Offering Price

Class A Shares

                        $.7800
                        ------
                        $13.48                  = 5.79%


Class B Shares

                        $.7800
                        ------
                        $12.84                  = 6.07%


Class C Shares

                        $.7800
                        ------
                        $12.84                  = 6.07%


                EMERGING MARKETS INCOME FUND - CLASS A SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1995

                                                        n
Formula                                           P(1+T)   =  ERV

Including Payment of the Sales Charge
Net Asset Value                                    $12.84
Initial Investment                                $895.99  =  P
Ending Redeemable Value                           $911.64  =  ERV
                                                              n
One year period ended 06/30/95 = (12 Mos.)              1  =

TOTAL RETURN FOR THE PERIOD                         1.75%  =  T

Excluding Payment of the Sales Charge
Net Asset Value                                    $12.84
Initial Investment                                $853.43  =  P
Ending Redeemable Value                           $911.64  =  ERV
                                                              n
One year period ended 06/30/95 = (12 Mos.)              1  =

TOTAL RETURN FOR THE PERIOD                         6.82%  =  T

           TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1995
                                                        n
Formula                                           P(1+T)   =  ERV

Including Payment of the Sales Charge
Net Asset Value                                    $12.84
Initial Investment                              $1,000.00  =  P
Ending Redeemable Value                           $911.64  =  ERV
                                                              n
Inception through 06/30/95 = (18 Mos.)            1.50000  =

TOTAL RETURN FOR THE PERIOD                       (5.98%)  =  T

Excluding Payment of the Sales Charge
Net Asset Value                                    $12.84
Initial Investment                                $952.69  =  P
Ending Redeemable Value                           $911.64  =  ERV
                                                              n
Inception through 06/30/95=(18 Mos.)              1.50000  =

TOTAL RETURN FOR THE PERIOD                       (2.89%)  =  T

                EMERGING MARKETS INCOME FUND -- CLASS A SHARES

            NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH JUNE 30, 1995

Formula                         ERV - P
                               ---------                  = T
                                   P



Including Payment of the Sales Charge
Net Asset Value                                            $12.84
Initial Investment                                      $1,000.00   =    P
Ending Redeemable Value                                   $911.64   =    ERV

TOTAL RETURN FOR THE PERIOD                                (8.84%)  =    T


Excluding Payment of the Sales Charge
Net Asset Value                                           $ 12.84
Initial Investment                                        $952.69   =    P
Ending Redeemable Value                                   $911.64   =    ERV

TOTAL RETURN FOR THE PERIOD                                (4.31%)  =    T


                EMERGING MARKETS INCOME FUND - CLASS B SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1995

                                                        n
Formula                                           P(1+T)   =  ERV

Including Payment of the CDSC
Net Asset Value                                    $12.84
Initial Investment                                $892.31  =  P
Ending Redeemable Value                           $921.21  =  ERV
                                                              n
One year period ended 06/30/95 = (12 Mos.)              1  =

TOTAL RETURN FOR THE PERIOD                         3.24%  =  T

Excluding Payment of the CDSC
Net Asset Value                                    $12.84
Initial Investment                                $892.31  =  P
Ending Redeemable Value                           $956.90  =  ERV
                                                              n
One year period ended 06/30/95 = (12 Mos.)              1  =

TOTAL RETURN FOR THE PERIOD                         7.24%  =  T

           TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1995
                                                        n
Formula                                           P(1+T)   =  ERV

Including Payment of the CDSC
Net Asset Value                                    $12.84
Initial Investment                              $1,000.00  =  P
Ending Redeemable Value                           $923.23  =  ERV
                                                              n
Inception through 06/30/95 = (18 Mos.)            1.50000  =

TOTAL RETURN FOR THE PERIOD                       (5.19%)  =  T

Excluding Payment of the CDSC
Net Asset Value                                    $12.84
Initial Investment                              $1,000.00  =  P
Ending Redeemable Value                           $956.90  =  ERV
                                                              n
Inception through 06/30/95 = (18 Mos.)            1.50000  =

TOTAL RETURN FOR THE PERIOD                       (2.89%)  =  T

                EMERGING MARKETS INCOME FUND - CLASS B SHARES

            NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH JUNE 30, 1995

Formula                         ERV - P
                               ---------                  = T
                                   P



Including Payment of the CDSC
Net Asset Value                                            $12.84
Initial Investment                                      $1,000.00   =    P
Ending Redeemable Value                                   $923.23   =    ERV

TOTAL RETURN FOR THE PERIOD                                (7.68%)  =    T


Excluding Payment of the CDSC
Net Asset Value                                            $12.84
Initial Investment                                      $1,000.00   =    P
Ending Redeemable Value                                   $956.90   =    ERV

TOTAL RETURN FOR THE PERIOD                                (4.31%)  =    T


                EMERGING MARKETS INCOME FUND - CLASS C SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1995

                                                        n
Formula                                           P(1+T)   =  ERV

Including Payment of the CDSC
Net Asset Value                                    $12.84
Initial Investment                                $892.31  =  P
Ending Redeemable Value                           $947.98  =  ERV
                                                              n
One year period ended 06/30/95 = (12 Mos.)              1  =

TOTAL RETURN FOR THE PERIOD                         6.24%  =  T

Excluding Payment of the CDSC
Net Asset Value                                    $12.84
Initial Investment                                $892.31  =  P
Ending Redeemable Value                           $956.90  =  ERV
                                                              n
One year period ended 06/30/95 = (12 Mos.)              1  =

TOTAL RETURN FOR THE PERIOD                         7.24%  =  T

           TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1995

                                                        n
Formula                                           P(1+T)   =  ERV

Including Payment of the CDSC
Net Asset Value                                    $12.84
Initial Investment                              $1,000.00  =  P
Ending Redeemable Value                           $956.90  =  ERV
                                                              n
Inception through 06/30/95 = (18 Mos.)            1.50000  =

TOTAL RETURN FOR THE PERIOD                       (2.89%)  =  T

Excluding Payment of the CDSC
Net Asset Value                                    $12.84
Initial Investment                              $1,000.00  =  P
Ending Redeemable Value                           $956.90  =  ERV
                                                              n
Inception through 06/30/95 = (18 Mos.)            1.50000  =

TOTAL RETURN FOR THE PERIOD                       (2.89%)  =  T

                EMERGING MARKETS INCOME FUND - CLASS C SHARES

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH JUNE 30, 1995

Formula                 ERV - P
                        -------
                           P                         =  T

Including Payment of the CDSC
Net Asset Value                                    $12.84
Initial Investment                              $1,000.00  =  P
Ending Redeemable Value                           $956.90  =  ERV

TOTAL RETURN FOR THE PERIOD                       (4.31%)  =  T

Excluding Payment of the CDSC
Net Asset Value                                    $12.84
Initial Investment                              $1,000.00  =  P
Ending Redeemable Value                           $956.90  =  ERV


TOTAL RETURN FOR THE PERIOD                       (4.31%)  =  T